SCHEDULE 14A
               Information Required in Proxy Statement
                           (Rule 14a-101)
                      SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934
                         (Amendment No.   )


Filed by the Registrant                             /X/
Filed by a Party other than the Registrant               /   /

Check the appropriate box:
/    /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) / X / Definitive Proxy Statement / X / Definitive Additional Materials / / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

               OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

          (Name of Registrant as Specified in its Charter)

                       DENIS R. MOLLEUR, ESQ.

             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ X  /     No fee required.
/     /    $500 per each party to the  controversy  pursuant  to  Exchange  Act
Rule 14a-6(i)(3).
/    /     Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/    /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:  $

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:  Denis R. Molleur, Esq.

(4)   Date Filed:  April 15, 1999

proxy\740sched14A

               OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

        Two World Trade Center, New York, New York 10048-0203

            Notice Of Meeting Of Shareholders To Be Held

                            May 27, 1999

To The Shareholders of Oppenheimer Multi-State Municipal Trust:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Multi-State Municipal Trust (the "Trust"), a multi-series mutual fund consisting of three funds (the "Funds"), each a series of the Trust, will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Denver time, on May 27, 1999, or any adjournments thereof, for the following purposes:

(1)To  elect  eleven   Trustees  to  hold  office  until  the  next  meeting  of
   shareholders called for the
purpose of electing Trustees and until their successors are elected and shall qualify;

(2)To ratify the selection of KPMG LLP as the independent certified public accountants and auditors of the Trust for the fiscal year beginning August 1, 1998 (Proposal No. 1);

(3)   To  approve  Changes  to  Certain  Fundamental   Policies  of  the  Funds
   (Proposal No. 2);

      (a) Eliminate each Fund's fundamental policy on purchasing securities on margin;

      (b) Eliminate each Fund's fundamental policy on selling securities short;

      (c) Eliminate each Fund's fundamental policy on investing in other investment companies;

      (d) Eliminate each Fund's fundamental policy on purchasing securities of issuers in which officers or trustees have an interest;

      (e) Eliminate each Fund's fundamental policy on restricted securities;

      (f) Eliminate Pennsylvania Municipal Fund's fundamental policy on the types of securities it can purchase;

       (g)              Eliminate   Pennsylvania  Municipal  Fund's  fundamental
                        policy on futures contracts;

    (h) Eliminate Pennsylvania Municipal Fund's fundamental policy on pledging of assets;

(4) To approve Amendments to Certain Fundamental Policies of the Funds (Proposal No. 3);

      (a) Amend each Fund's fundamental policy on borrowing;

   (b) Amend each Fund's fundamental policy on underwriting securities;

   (c) Amend each Fund's fundamental policy on lending; and (5) To transact such other business as may properly come before the meeting, or any adjournments
      thereof.

Shareholders of record at the close of business on February 19, 1999, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
April 20, 1999

---------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

               OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
        Two World Trade Center, New York, New York 10048-0203

                           PROXY STATEMENT

                       Meeting of Shareholders
                       To Be Held May 27, 1999

This statement is furnished to the shareholders of Oppenheimer Florida Municipal Fund, Oppenheimer New Jersey Municipal Fund and Oppenheimer Pennsylvania Municipal Fund (the Funds"), each a series of Oppenheimer Multi-State Municipal Trust (the "Trust"), in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Denver time, on May 27, 1999, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about April 20, 1999. For a free copy of each Fund's most recent annual report (audited) or semi-annual report (unaudited) at July 31, 1998 and January 31, 1999, respectively, call OppenheimerFunds Services, the Funds' transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified on the proxy ballot, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order and a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Funds at Two World Trade Center, New York, New York, 10048-0203; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of each Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Funds' transfer agent or by officers or employees of the Funds' investment adviser, personally or by telephone or telegraph; any expenses so incurred will also be borne by each Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Funds' expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $3,500 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. For those services they will be reimbursed by the Funds for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of February 19, 1999, the record date, there were 5,300,854.771 shares of the Florida Municipal Fund issued and outstanding, consisting of 3,094,165.713 Class A shares, 1,935,032.757 Class B shares and 271,656.301 Class C shares. As of the record date, there were 7,647,124.271 shares of the New Jersey Municipal Fund issued and outstanding, consisting of 3,439,643.304 Class A shares, 3,507,501.582 Class B shares and 699,979.385 Class C shares. As of the record date, there were 8,144,045.813 shares of the Pennsylvania Municipal Fund issued and outstanding, consisting of 5,762,084.780 Class A shares, 1,925,949.576 Class B shares and 456,011.457 Class
C shares. Each Class A, Class B and Class C share of the Funds have voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. All Funds vote in the aggregate for the election of Trustees, and for Proposal No. 1. Each Fund votes separately on the investment objectives and policies which relate to that Fund. For that reason, the Funds vote separately on Proposals No. 2 and 3. On matters submitted to a separate vote, each share of that Fund has voting rights equal to each other share of that Fund.

As of February 19, 1999, no entity owned of record, or was known by management of the Funds to be the beneficial owner of 5% or more of the outstanding shares of any class of a Fund's shares, except Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32246-6484, which owned of record 446,743.593 Class A shares of Oppenheimer New Jersey Municipal Fund as of such date (which represented 12.83% of the outstanding Class A shares of that Fund); 438,787.323 Class B shares of Oppenheimer New Jersey Municipal Fund as of such date (which represented 12.43% of the outstanding Class B shares of that Fund); 169,967.645 Class C shares of Oppenheimer New Jersey Municipal Fund as of such date (which represented 24.09% of the outstanding Class C shares of that Fund); 123,021.167 Class B shares of Oppenheimer Pennsylvania Municipal Fund as of such date (which represented 6.37% of the outstanding Class B shares of that Fund); 138,121.201 Class C shares of Oppenheimer Pennsylvania Municipal Fund as of such date (which represented 30.28% of the outstanding Class C shares of that Fund); 247,852.731 Class B shares of Oppenheimer Florida Municipal Fund as of such date (which represented 12.80% of the outstanding Class B shares of that Fund); 60,698.516 Class C shares of Oppenheimer Florida Municipal Fund as of such date (which represented 21.61% of the outstanding Class C shares of that Fund); James E. Beasley, c/o Beasley Casey & Erbstein, 1125 Walnut Street, Philadelphia, PA 19107-4918, which owned of record 369,557.148 Class A shares of Oppenheimer Pennsylvania Municipal Fund as of such date (which represented 6.38% of the outstanding Class A shares of that Fund); Romax Briskin & Vera Briskin, JT TEN WROS NOT TC, 20341 NE 30th Avenue, Apt. PH 6, Miami, FL 33180-1545, which owned of record 31,209.909 Class C shares of Oppenheimer Florida Municipal Fund as of such date (which represented 11.11% of the outstanding Class C shares of that Fund); Thomas Worthy & Peggy D. Worthy TTEES, Thomas R. Worthy Trust UA Dtd 3-23-95, 1740 SW Monarch Club Drive, Palm City, FL 34990-8405, which owned of record 19,026.498 Class C shares of Oppenheimer Florida Municipal Fund as of such date (which represented 6.77% of the outstanding Class C shares of that Fund); William S. Cashel Jr. and Marie C. Cashel, JT TEN WROS, 61 Osprey Village Drive, Amelia Island, FL 32034, which owned of record 18,262.266 Class C shares of Oppenheimer Florida Municipal Fund as of such date (which represented 6.5% of the outstanding Class C shares of that Fund); Byron R. Davis, TOD Debra Sanborn Davis, 401 Fairway Drive, Deerfield Beach, FL 33441-1823, which owned of record 17,340.881 Class C shares of Oppenheimer Florida Municipal Fund as of such date (which represented 6.17% of the outstanding Class C shares of that Fund); and PaineWebber FBO Glenna B. Cohen or Donald S. Bauman TTEES under Deed of Trust Dtd 7/24/92, 4271 Bocaire Boulevard, Boca Raton, FL 33487-1151, which owned of record 16,570.804 Class C shares of Oppenheimer Florida Municipal Fund as of such date (which represented 5.89% of the outstanding Class C shares of that Fund).

                              SUMMARY OF PROPOSALS

(1) For each Fund: to elect eleven Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are elected and shall qualify.

(2)   Proposal No. 1:
      For each Fund: to ratify the selection of KPMG LLP as the independent certified public accountants and auditors of the Trust for the fiscal year beginning August 1, 1998.

(3)   Proposal No. 2:
      (a) For each Fund: to eliminate the fundamental policy on purchasing securities on margin.
(b)   For  each  Fund:   to  eliminate  the   fundamental   policy  on  selling
        securities short.
(c) For each Fund: to eliminate the fundamental policy on investing in other investment companies.
(d) For each Fund: to eliminate the fundamental policy on investing in securities of issuers in which officers or trustees have an interest.
(e) For each Fund: to eliminate the fundamental policy on investing in restricted securities.
(f) For Pennsylvania Municipal Fund: to eliminate the fundamental policy on the types of securities the Fund may purchase.
(g) For Pennsylvania Municipal Fund: to eliminate the fundamental policy on investing in futures contracts.
(h) For Pennsylvania Municipal Fund: to eliminate the fundamental policy on pledging of assets.

(4)   Proposal No. 3:
      (a)  For each Fund:  to amend the fundamental policy on borrowing.
(b)   For  each  Fund:  to  amend  the   fundamental   policy  on  underwriting
        securities.
(c)   For each Fund:  to amend the fundamental policy on lending.

                        ELECTION OF TRUSTEES

At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Trust. As a Massachusetts business trust, the Trust does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is presently a Trustee and has agreed to be nominated and, if elected, to continue to serve as a Trustee of the Trust. Each of the Trustees is also a Trustee or Director of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Developing Markets Fund,
Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer New York Municipal Fund, Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund and Oppenheimer Series Fund, Inc. (together with the Fund, the "New York-based Oppenheimer funds") except that Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill is President, Mr. Levy is Chairman and Mr. Spiro is Vice Chairman of the Trust and each of the other New York-based Oppenheimer funds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "Investment Company Act") of the Funds due to the positions indicated with the Funds' investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee or Director of any of the New York-based Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of February 19, 1999, the only Trustees that owned shares of the Funds were as follows: Mr. Galli owned 80,388.614 Class A shares of Oppenheimer Florida Municipal Fund which is 1.5% of the outstanding Class A shares of that Fund, and Mr. Spiro who beneficially owned 15.54% of Class A shares of Oppenheimer New Jersey Municipal Fund which is less than 1% of the outstanding Class A shares of that Fund. No officers owned Class A shares of the Funds and no officers or Trustees owned any Class B or Class C shares of the Funds.

Name And            Business Experience
Other Information   During the Past Five Years

Leon Levy           General Partner of Odyssey Partners, L.P.
   first became a   (investment partnership); Chairman of
   Trustee in 1959  Avatar Holdings, Inc. (real estate
   Age: 73          development).

Robert G. Galli     Formerly he held the following positions:
   first became a   Vice Chairman of the Manager, Vice
   Trustee in 1993  President and General Counsel of Oppenheimer
   Age: 65          Acquisition Corp. ("OAC"), the Manager's
                    parent holding company, Executive Vice President and General
                    Counsel and a director  of the Manager and  OppenheimerFunds
                    Distributor,  Inc. (the "Distributor"),Vice  President and a
                    director  of  HarbourView   Asset   Management   Corporation
                    ("HarbourView") and Centennial Asset Management  Corporation
                    ("Centennial"),   investment  adviser  subsidiaries  of  the
                    Manager, a director of Shareholder Financial Services,  Inc.
                    ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, and an officer of other
                    Oppenheimer funds.

Benjamin Lipstein   Professor Emeritus of Marketing, Stern
   first became a   Graduate School of Business Administration,
   Trustee in 1974  New York University.
   Age: 75






Bridget A. Macaskill*                                 President  and  CEO and a
director of the
   first became a   Manager; Chairman and a director of  SSI
   Trustee in 1995  and SFSI; President and a director of OAC,
   Age: 50          HarbourView and Oppenheimer Partnership
                    Holdings, Inc., a holding company subsidiary of the Manager;
                    a director of Oppenheimer Real Asset Management, Inc. an investment adviser subsidiary of the Manager; formerly
                    Executive Vice President of the Manager.

Elizabeth B. Moynihan                                 Author                and
architectural historian; a
   first became a   trustee of the Freer Gallery of Art
   Trustee in 1992  (Smithsonian Institution), the Institute
   Age: 69          of Fine Arts (New York University), and
                       National Building Museum; a member
                      of the Trustees Council, Preservation
                       League of New York State; a member
                       of the Indo-U.S. Sub-Commission on
                             Education and Culture.

Kenneth A. Randall  A director of Dominion Resources, Inc.
   first became a   (electric utility holding company),
   Trustee in 1980  Dominion Energy, Inc. (electric power and
   Age: 71          oil & gas producer), Texas Cogeneration
                    Company (cogeneration company) and
                    Prime Retail, Inc. (real estate investment trust); formerly President and Chief
                    Executive Officer of The Conference Board,
                    Inc. (international economic and business research), and a director of Lumbermans
                    Mutual Casualty Company, American
                    Motorists Insurance Company and American
                    Manufacturers Mutual Insurance Company.

Edward V. Regan     Chairman of Municipal Assistance
   first became a   Corporation for the City of New York;
   Trustee in 1993  Senior Fellow of Jerome Levy Economics
   Age: 68          Institute, Bard College; a member of the U.S.
                    Competitiveness Policy Council; a director of GranCare, Inc. (health care provider);
                    formerly New York State Comptroller and
                    Trustee, New York State and Local
                    Retirement Fund.

Russell S. Reynolds, Jr.                              Founder  and  Chairman of
Russell Reynolds
   first became a   Associates, Inc. (executive recruiting);
   Trustee in 1989  Chairman of Directorship, Inc. (corporate
   Age: 67          governance consulting); a director of
                       Professional Staff Limited (U.K.);
                       a trustee of Mystic Seaport Museum,
                    International House and Greenwich
                    Historical Society.

Donald W. Spiro*    Chairman Emeritus and a director of the
   first became a   Manager; formerly Chairman of the Manager
   Trustee in 1985  and the Distributor.
   Age: 73

Pauline Trigere     Chairman and Chief Executive Officer of
   first became a   Trigere, Inc. (design and sale of women's
   Trustee in 1977  fashions).
   Age: 86

Clayton K. Yeutter  Of Counsel, Hogan & Hartson (a law firm);
   first became a   a director of B.A.T. Industries, Ltd. (tobacco
   Trustee in 1993  and financial services), Caterpillar, Inc.
   Age: 68          (machinery), ConAgra, Inc. (food and
                    agricultural products), Farmers Insurance
                    Company (insurance), FMC Corp.
                    (chemicals and machinery) and Texas
                    Instruments, Inc. (electronics); formerly
                    Counsellor to the President (Bush) for
                    Domestic Policy, Chairman of the Republican
                    National Committee, Secretary  of the U.S.
                    Department of Agriculture, and U.S. Trade
                    Representative.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Trust in the aggregate and without regard to Fund or class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee as Trustee.

Functions of the Board of Trustees. The primary responsibility for the management of the Funds rests with the Board of Trustees. The Trustees meet regularly to review the activities of each Fund and of the Manager, which is responsible for their day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended July 31, 1998. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Trust. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Trust (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Funds' internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Trust's independent auditors and its independent Trustees. The Committee met three times during the fiscal year ended July 31, 1998. The Board of Trustees does not have a standing nominating or compensation committee.

O Remuneration of Trustees. The officers of the Trust are affiliated with the Manager. They and the Trustees of the Trust who are affiliated with the Manager (Ms. Macaskill and Mr. Spiro) receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below from the Trust during the fiscal year ended July 31, 1998, and from all of the New York-based Oppenheimer funds (including the Trust) for which they served as Trustee or Director during the calendar year ended December 31, 1998. Compensation is paid for services in the positions below their names:

                                       Retirement        Total Compensation
                                       Benefits Accrued            From All
                      Aggregate        As Part of        New York-based
Name and              Compensation     Fund Expenses          Oppenheimer
Funds2
Position                 from Trust1   FL   NJ      PA        (20 Funds)

Leon Levy             $39,963      $11,539     $ 8,050   $10,085
$162,600
  Chairman and Trustee

Robert G. Galli          $ 3,4713  None     None      None         $113,3833
  Study Committee
  Member and Trustee

Benjamin Lipstein     $52,951      $17,130     $11,952        $14,975
$140,550
  Study Committee
  Chairman4 and Trustee

Elizabeth B. Moynihan $ 6,265      None          None  None        $ 99,000
  Study  Committee
  Member and Trustee

Kenneth A. Randall    $25,776      $ 7,788       $ 5,434 $ 6,808        $
90,800
  Audit Committee
  Chairman and Trustee

Edward V. Regan       $ 5,683      None          None  None        $ 89,800
  Proxy Committee
  Chairman, Audit
  Committee Member
  and Trustee

Russell S. Reynolds Jr.  $ 9,601   $ 2,079       $ 1,451 $ 1,818        $
67,200
  Proxy Committee
  Member and Trustee

Pauline Trigere          $18,492   $ 5,714     $ 3,987     $ 4,995       $
60,000
  Trustee

Clayton K. Yeutter    $ 4,2535     None         None    None            $
67,200
  Proxy Committee
  Member and
  Trustee

----------------------
1For the Trust's fiscal year ended July 31, 1998. Includes retirement benefits accrued as part of Fund expenses. 2For the 1998 calendar year. Does not include accrued retirement benefits. 3Reflects fees from 1/1/98 to 7/31/98. Total
Compensation in the last column also includes compensation from eleven Oppenheimer Quest/Rochester Funds for which Mr. Galli serves as a director or trustee. 4Committee position held during a portion of the period shown. 5Includes $168 deferred under the Deferred Compensation Plan, described below.

Retirement Plan. The Board of Trustees has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Trust estimate the number of years of credited service that will be used to determine those benefits.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. As of December 31, 1998, one Trustee (Mr. Yeutter) elected to do so. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect any Fund's assets, liabilities or net income per share. The plan will not obligate the Trust to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

Officers of the Trust. Each officer of the Trust is elected by the Trustees to serve an indefinite term. Information is given below about the executive officers who are not Trustees of the Trust, including their business experience during the past five years. Ms. Macaskill and Messrs. Donohue, Bowen, Bishop, Zack and Farrar serve in a similar capacity with the other funds listed in the second paragraph under "Election of Trustees."

Ronald H. Fielding, Vice President and Portfolio Manager of Pennsylvania Municipal Fund;
Age: 50
Senior Vice President of the Manager (since January 1996); an officer of other Oppenheimer funds; formerly President of Rochester Capital Advisors and of Fielding Management Company.

Anthony A. Tanner, Vice President and Portfolio Manager of Pennsylvania Municipal Fund;
Age: 38
Vice President of the Manager (since January 1996).

Caryn Halbrecht, Vice President and Portfolio Manager of New Jersey Municipal Fund; Age: 42 Vice President of the Manager (since March 1994); an officer of other Oppenheimer funds; formerly Vice President of Fixed Income Portfolio Management at Bankers Trust Company.

Robert  E.  Patterson,   Vice  President  and  Portfolio   Manager  of  Florida
Municipal Fund; Age: 55
Senior Vice President of the Manager (since February 1993); an officer of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 48
Executive Vice President, General Counsel and a director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer Partnership Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; President and a director of Centennial; General Counsel and Secretary of OAC; Vice President and a director of OppenheimerFunds International Ltd. ("OFIL") and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age: 62
6803 South Tucson Way, Englewood, CO 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor; Vice President and Treasurer of HarbourView; Senior Vice President, Treasurer and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Vice President, Treasurer and Secretary of SSI and SFSI; Assistant Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Treasurer of OFIL and Oppenheimer Millennium Fund plc; a trustee or director and an officer of other Oppenheimer funds; formerly Treasurer of OAC.

Robert G. Zack, Assistant Secretary; Age: 50
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; Assistant Secretary of Oppenheimer Millennium Funds plc and OFIL; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 40
6803 South Tucson Way, Englewood, CO 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer; Age: 33
6803 South Tucson Way, Englewood, CO 80112
Vice President of the Manager/Mutual Fund Accounting; Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

          RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                          (Proposal No. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Funds, if one is held. The Board of Trustees of the Funds, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Funds or the Manager, at a meeting held August 6, 1998, selected KPMG LLP ("KPMG") as auditors of the Funds for the fiscal period beginning August 1, 1998. KPMG also serves as auditors for certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors. Representatives of KPMG are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of KPMG as auditors of the Funds.

                   APPROVAL OF CHANGES TO CERTAIN
                        FUNDAMENTAL POLICIES OF THE FUNDS
                          (Proposal No. 2)

The Funds have adopted certain fundamental investment policies (fundamental policies) that are set forth in each Fund's statement of additional information, which cannot be changed without the requisite shareholder approval described below under "Vote Required." Policies that each Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Trustees without shareholder approval.

Certain of the fundamental policies that each Fund has adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of limitations on the management of the Funds' investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental policies are considered by Fund management to be unnecessary or unwarranted. Several fundamental policies were imposed by certain states in which each Fund has qualified its shares for sale. Federal legislation has preempted the states from imposing such fundamental policies with the enactment of the National Securities Markets Improvement Act of 1996. Other fundamental policies reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental policies.

Accordingly, the Trustees have approved revisions to the Funds' fundamental policies in order to reclassify certain fundamental policies as non-fundamental and to eliminate those fundamental policies that are not legally required.

The Trustees believe that by minimizing the number of fundamental policies that can be changed only by shareholder vote, the Trustees and each Fund will have greater flexibility to modify the Funds' non-fundamental investment policies, as appropriate, in response to changing markets and in light of new investment opportunities and strategies. The Funds will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that, at a future time, the Trustees consider desirable. Although the proposed changes in fundamental policies will allow the Funds greater investment flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in a Fund.

Set forth below is the text of each fundamental policy which is proposed to be eliminated. All policy changes apply to all Funds with the exception of those proposed policy changes described in (F), (G) and (H) which apply only to the Pennsylvania Municipal Fund. If approved, the effective date of this Proposal may be delayed until each Fund's updated Prospectus and/or Statement of Additional Information can reflect these changes.

(A)     ELIMINATE  EACH FUND'S  FUNDAMENTAL  POLICY ON PURCHASING  SECURITIES ON
        MARGIN.

      Each Fund currently is subject to a fundamental investment limitation concerning margin purchases. It is proposed that the current fundamental policy be eliminated and replaced with a non-fundamental policy that could be changed without a vote of shareholders. The current fundamental investment policy and proposed non-fundamental policy is set forth below.

                              Current and Proposed

           The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each Fund's current fundamental investment policy prohibits the Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the SEC also allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable policies of the Securities and Exchange Commission. The proposed non-fundamental limitation includes these exceptions.

      Elimination of each Fund's fundamental investment policy on margin purchases is unlikely to affect the Fund's investment techniques at this time. If the proposal is approved, however, the Board of Trustees would be able to change the proposed operating policy in the future, without a vote of shareholders. In the event of a change in state or federal regulatory requirements, the Fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize operating policies will facilitate the Manager's investment compliance and are in the best interests of shareholders.

(B) ELIMINATE EACH FUND'S FUNDAMENTAL POLICY ON SELLING SECURITIES SHORT.

      Each Fund currently is subject to a fundamental investment limitation concerning short sales. It is proposed that the current fundamental policy be eliminated and replaced with a non-fundamental policy that could be changed without a vote of shareholders. The current fundamental investment policy and proposed non-fundamental policy is set forth below.

                              Current and Proposed

                    The Fund cannot sell securities short.

      In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of options or convertible bonds.

      Elimination of each Fund's fundamental investment policy on short selling is unlikely to affect the Fund's investment techniques at this time. If the proposal is approved, however, the Board of Trustees would be able to change the proposed operating policy in the future, without a vote of shareholders. In the event of a change in state or federal regulatory requirements, the Fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize operating policies will facilitate the Manager's investment compliance and are in the best interests of shareholders.

(C)     ELIMINATE  EACH  FUND'S   FUNDAMENTAL   POLICY  ON  INVESTING  IN  OTHER
        INVESTMENT COMPANIES.

      Each Fund is currently subject to a fundamental investment limitation concerning investment in securities of other investment companies. It is proposed that the current fundamental policy be eliminated. The current fundamental investment policy is set forth below.

                                     Current

           The Fund cannot invest in securities of any other investment companies, except in connection with a merger with another investment company.


      Elimination of the above fundamental limitation is not expected to have a significant impact on the Fund's investment practices because the Fund currently does not expect to invest in shares of other investment companies. However, investment in shares of money market mutual funds may from time to time offer a convenient way to invest the Fund's idle cash. To the extent that the Fund invests in shares of other investment companies, it will have the effect of requiring shareholders to pay the operating expenses of two mutual funds.

(D) ELIMINATE EACH FUND'S FUNDAMENTAL POLICY ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS OR TRUSTEES HAVE AN INTEREST.

      Each Fund is currently subject to a fundamental investment limitation concerning purchasing the securities of an issuer if the officers and directors of the Fund or the Manager own 1/2 of 1% of such securities or if all of such persons together own more than 5% of such securities. It is proposed that the current fundamental policy be eliminated. The current fundamental investment policy is set forth below.

                                     Current

           The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      This limitation was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale. The Manager recommends that this fundamental investment limitation be eliminated because, while it has not precluded investments in the past, its elimination could increase the Fund's flexibility when choosing investments in the future.

(E) ELIMINATE EACH FUND'S FUNDAMENTAL POLICY ON RESTRICTED SECURITIES.

      Each Fund is currently subject to a fundamental investment limitation concerning restricted securities. It is proposed that the current fundamental policy be eliminated and replaced with a non-fundamental policy that could be changed without a vote of shareholders. The current fundamental investment policy and proposed non-fundamental policy are set forth below.

Current                                   Proposed

The Fund cannot invest in securities                The Fund  will  not  invest
more than
that are subject to restrictions on resale.         10% of its total  assets in
securities
                                    which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which
                                    are  eligible  for resale  pursuant to Rule
144A
                                    under the Securities Act of 1933.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

      The Fund's current fundamental limitation prohibits investment in restricted securities. The Board of Trustees believes that the proposed operating policy is in the best interests of shareholders because of the benefits of standardized limitations and the flexibility to respond more promptly if increased investment in restricted securities would be beneficial to the Fund in the future.

      The proposed policy would permit the Fund to invest without limit in restricted securities that are eligible for resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Manager under the direction of the Board of Trustees will determine whether securities purchased under Rule 144A are illiquid and therefore subject to the Fund's restriction of investing no more than 10% of its net assets in illiquid securities. Increased investment in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities.

(F) ELIMINATE PENNSYLVANIA MUNICIPAL FUND'S FUNDAMENTAL POLICY ON THE TYPES OF SECURITIES IT CAN PURCHASE.

      The Pennsylvania Municipal Fund currently is subject to a fundamental limitation concerning the types of securities it may purchase. It is proposed that the current fundamental policy be eliminated and replaced with a non-fundamental policy that could be changed without a vote of shareholders. The current fundamental investment policy and proposed non-fundamental policy is set forth below.

                              Current and Proposed

           The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or the Statement of Additional Information.

      Elimination of the above fundamental investment policy is not expected to have a significant impact on the Fund's investment practices because the Fund currently does not expect to invest in securities other than those currently permitted by its Prospectus and Statement of Additional Information. To the extent the Board were to permit the Fund to invest in securities other than those mentioned, the Fund could be subject to the risk of loss resulting from changes in interest rates (interest rate risk) or the default of an issuer in making interest and principal payments on the security as they become due (credit risk). To the extent those securities are not Pennsylvania municipal securities, the Fund's distributions would not be exempt from federal and Pennsylvania personal income taxes.

(G) ELIMINATE PENNSYLVANIA MUNICIPAL FUND'S FUNDAMENTAL POLICY ON FUTURES CONTRACTS.

      The Pennsylvania Municipal Fund currently is subject to a fundamental limitation concerning the types of futures contracts it can purchase. It is proposed that the current fundamental policy be eliminated and replaced with a non-fundamental policy that could be changed without a vote of shareholders. The current fundamental investment policy and proposed non-fundamental policy is set forth below.

                              Current and Proposed

           The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      Elimination of the above fundamental investment policy is not expected to have a significant impact on the Fund's investment practices because the Fund currently does not expect to purchase or sell futures contracts other than interest rate futures and municipal bond index futures. To the extent the Board were to permit the Fund to purchase or sell other types of futures contracts, the Fund could incur losses if the prices of the futures or the applicable index did not correlate perfectly with its other investments. Additionally, the role of those future contracts could result in taxable income to the funds.

      (H)  ELIMINATE PENNSYLVANIA MUNICIPAL FUND'S
FUNDAMENTAL                                POLICY ON PLEDGING OF ASSETS.

      The Pennsylvania Municipal Fund is currently subject to a fundamental limitation concerning the pledging of Fund assets. It is proposed that the current fundamental policy be eliminated and replaced with a non-fundamental policy that could be changed without a vote of shareholders. The current fundamental investment policy and proposed non-fundamental policy are set forth below.

Current                                   Proposed

The Fund cannot pledge, mortgage or The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign otherwise encumber, transfer or assign its assets to secure a debt. However, the its assets to secure a debt. However, the use of escrow or other collateral use of escrow or other collateral arrangements arrangements in connection with hedging in connection with the Fund's policy on instruments is permitted. borrowing and hedging instruments is permitted.

      The Fund's current policy on pledging of assets could be construed to preclude the Fund from borrowing in accordance with its current fundamental policy on borrowing. Therefore, the Trustees recommend that this policy be revised to exclude from its prohibition any collateral arrangements entered into in connection with the Fund's policy on borrowing, which is proposed to be amended as described in Proposal No. 3, below.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of each Fund, voting separately on changes to its own fundamental investment policies, is required for approval to change any fundamental policy described in this Proposal. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. If the proposed change to any particular fundamental policy is not approved by the shareholders of a Fund, that investment policy will remain unchanged with respect to that Fund. The Board of Trustees recommends a vote in favor of each change to the fundamental investment restrictions set forth in this Proposal.

                            APPROVAL OF AMENDMENTS TO
                   CERTAIN FUNDAMENTAL POLICIES OF THE FUNDS
                                (Proposal No. 3)

      (A)  AMEND EACH FUND'S FUNDAMENTAL POLICY ON BORROWING.

      Each Fund currently is subject to a fundamental investment limitation concerning borrowing. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval described above under "Vote Required." It is proposed that each Fund's policy on borrowing be amended to permit the Funds to borrow from affiliated investment companies and to borrow for investment purposes. As amended, the policy on borrowing for each Fund would remain a fundamental policy changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of that Fund.

      Each Fund has a policy which states that it cannot borrow money in excess of 10% of the value of its total assets. Each Fund cannot buy any additional investments when borrowings exceed 5% of its assets. Each Fund may borrow only from banks as a temporary measure for extraordinary or emergency purposes, and not for the purpose of leveraging its investments. The Manager proposes that this policy be amended to permit each Fund to borrow money from banks and/or from affiliated investment companies as a temporary measure for extraordinary or emergency purposes provided such borrowings do not exceed 10% of its total assets, as well as for the purpose of buying securities provided such borrowings do not exceed 5% of its total assets.

      Permitting the Funds to borrow for investment purposes would allow them to remain fully invested when an attractive security becomes available for purchase. Otherwise, the Manager would be required to maintain a certain percentage of a Fund's assets in cash or money market instruments to be able to take advantage of attractive buying opportunities. Permitting the Funds to borrow money from affiliated funds would afford the Funds the flexibility to use the most cost-effective alternative to satisfy their borrowing requirements. The Trustees believe that the Funds may be able to obtain lower interest rates on their borrowings from affiliated funds than they would through traditional bank channels. The Funds and the other Oppenheimer funds intend to submit an application to the Securities and Exchange Commission to enable them to borrow from affiliated investment companies. The current and proposed fundamental investment policies are set forth below.

Current                                   Proposed

The Fund  cannot  borrow  money in excess  of The Fund  cannot  borrow  money or securities 10% of the value of its total assets. It cannot for any purposes except that (a) borrowing up buy any additional investments when borrowings to 10% of the Fund's total assets from banks exceed 5% of its assets. The Fund may borrow and/or affiliated investment companies as a
only from banks as a temporary measure for          temporary    measure    for
                                    extraordinary or
extraordinary or emergency purposes, and not   emergency   purposes   and   (b)
                                    borrowing up to
for the purpose of leveraging its investments. 5% of the  Fund's  total  assets from banks for
                                    investment purposes, is permitted.

      Borrowing for investment purposes is considered a speculative investment method known as "leverage." Borrowing for investment purposes may subject the Funds to greater risks and costs than when the Funds do not borrow. These risks may include the possibility that each Fund's net asset value per share will fluctuate more than funds that do not borrow, since the Funds pay interest on borrowings and interest expense can affect each Fund's share price and yield. The Funds will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Funds could otherwise negotiate with a third party.

      To assure that each Fund will not be disadvantaged by borrowing from an affiliated Fund, certain safeguards will be implemented. An example of the types of safeguards which may be implemented are: the Funds will not borrow money from affiliated funds unless the interest rate is more favorable than the interest rate a bank can offer; each Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies; the loan rates will be determined by a pre-established formula based on quotations from independent banks; if a Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Fund must secure each additional outstanding interfund loan by the pledge of segregated collateral; a Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days; each interfund loan may be repaid on any day by a Fund; and the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that each Fund's participation is appropriate.

(B) AMEND EACH FUND'S FUNDAMENTAL POLICY ON UNDERWRITING SECURITIES.

      Each Fund currently has a fundamental policy which states that the Fund cannot underwrite securities. The Trustees propose to amend the current fundamental policy to make it clear that the policy is not violated if the Fund is deemed, as a technical matter, to be an underwriter under federal securities laws by virtue of its selling portfolio securities. As revised, the policy would remain a fundamental policy of each Fund. The current and proposed fundamental investment policies are set forth below.

Current                                        Proposed

The Fund cannot underwrite securities. The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

(C) AMEND EACH FUND'S FUNDAMENTAL POLICY ON LENDING.

      Each Fund currently is subject to a fundamental investment limitation concerning lending. It is proposed that the current fundamental policy be amended to permit each Fund to lend its assets to affiliated investment companies. Although the Funds have no current intentions of participating in an interfund lending arrangement, the Manager has requested that each Fund's fundamental policy on lending be amended to permit the Funds to do so if and when such arrangement is established. Before an interfund lending arrangement can be established, the Funds must obtain approval from the Securities and Exchange Commission ("Commission"). The Commission order approving such an arrangement may impose certain conditions and limitations on the interfund lending arrangement. The Funds will comply with any such conditions imposed by the Commission's order. As amended, the policy on lending for each Fund would remain a fundamental policy changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of that Fund. The current and proposed fundamental investment policies are set forth below.

Current                             Proposed

The Fund cannot make loans. The Fund cannot make loans except (a) However, repurchase agreements and through lending of securities, (b) through the purchase of debt securities in the purchase of debt instruments or similar accordance with the Fund's other evidences of indebtedness, (c) through investment policies and restrictions an interfund lending program with other are permitted. The Fund may also affiliated funds provided that no such loan lend its portfolio securities as may be made if, as a result, the aggregate described in "Loans of Portfolio of such loans would exceed 33 1/3% of the Securities." value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

      The reason for lending assets to an affiliated fund is that the lending fund may be able to obtain a higher rate of return than it could from interest rates on alternative short-term investments. To assure that each Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. An example of the types of safeguards which may be implemented are: the Funds will not lend money to affiliated funds unless the interest rate on such loan is more favorable than the interest rate a bank can offer; each Fund may not make interfund loans in excess of 7.5% of its net assets; an interfund loan to any one affiliated fund shall not exceed 5% of a Fund's net assets; an interfund loan may not be outstanding for more than seven days; each interfund loan may be called on one business day's notice; and the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that each Fund's participation is appropriate.

      When a Fund lends assets to another affiliated fund, the lending fund is subject to credit risks if the borrowing fund fails to repay the loan. The Funds currently face similar risks when lending money to a bank through a repurchase agreement. The Trustees believe that the risk is minimal in both cases.

Vote Required. An affirmative vote of the holders of a "majority" of all outstanding voting securities of each Fund, voting separately on amendments to its own investment policies, is required for approval to amend any fundamental policy described in this Proposal. The requirements for such "majority" vote are the same as those described above for Proposal No. 2. If the proposed amendment to any particular fundamental policy is not approved by the shareholders of a Fund, that policy will not change with respect to that Fund. The Board of Trustees recommends a vote in favor of each amendment to fundamental investment restrictions set forth in this Proposal.

                       ADDITIONAL INFORMATION

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of each Fund's business, pursuant to its investment advisory agreement with that Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Funds' shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Funds on an "at cost" basis, for which it was paid $27,616 by the Florida Municipal Fund, $38,079 by the New Jersey Municipal Fund, and $79,750 by the Pennsylvania Municipal Fund during their fiscal year ended July 31, 1998.

The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $100 billion as of March 31, 1999, and with more than 4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At December 31, 1998, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 8,667,670 shares of Class B voting stock, and (iii) 15,022,072 shares of Class C non-voting stock. This collectively represented 89.5% of the outstanding common stock and 85% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 3,660,540 shares of the Class B voting stock, representing 7.2% of the outstanding common stock and 10.3% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 5,170,889 shares of Class C non-voting stock. That group includes persons who serve as officers of the Trust and Bridget A. Macaskill and Donald W. Spiro, who serve as Trustees of the Trust.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period June 30, 1997 to December 31, 1998, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by Mr. Spiro, who sold 700,000 shares of Class B OAC common stock to MassMutual for a cash payment of $14,955,000 and Robert G. Galli, who sold 400,000 shares of Class B OAC common stock to MassMutual for an aggregate of $8,160,800. Mr. Galli no longer holds any OAC stock or options.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice
President  and  Chief  Financial  Officer;   Robert  C.  Doll,  Executive  Vice
President and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George Batejan, Executive Vice President and Chief Information Officer, O. Leonard Darling, Craig Dinsell, Barbara Hennigar, James Ruff and Loretta McCarthy, Executive Vice Presidents; George
C. Bowen, Senior Vice President and Treasurer; Charles Albers, Peter M. Antos, Victor Babin, Bruce Bartlett, Richard Bayha, Robert A. Densen, Ronald
H. Fielding, Robert B. Grill, Thomas W. Keffer, John S. Kowalik, David Negri, Robert E. Patterson, Russell Read, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.


                  RECEIPT OF SHAREHOLDER PROPOSALS

The Funds are not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Funds or the shareholders (under special conditions described in each Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in a Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or
(ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.
Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal submitted for inclusion in a Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that a Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                           OTHER BUSINESS

Management of the Funds knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                               By Order of the Board of Trustees,



                               Andrew J. Donohue, Secretary
                               April 20, 1999


proxy\740def.99

--------
*A nominee who is an "interested person" of a Fund and the Manager under the Investment Company Act.

Oppenheimer New Jersey Municipal  Proxy for Shareholders Meeting To
Fund                              Be Held May 27, 1999

Your shareholder                  Your prompt response can save your
vote is important!                Fund the expense of another mailing.
                                  Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

            Please detach at perforation before mailing.

Oppenheimer New Jersey Municipal  Proxy For Shareholders Meeting To
Fund                              Be Held May 27, 1999

The undersigned shareholder of Proxy solicited on behalf of the Oppenheimer New Jersey Municipal Board of Trustees, which Fund (the "Fund"), does hereby appoint recommends a vote FOR the election Robert Bishop, Ronald Feiman and of all nominees for Trustee and FOR Scott Farrar, and each of them, each Proposal on the reverse side. as attorneys-in fact and proxies The shares represented hereby of the undersigned, with full will be voted as indicated on the power of substitution, to attend reverse side or FOR if no choice the Meeting of Shareholders of is indicated.
the Fund to be held May 27, 1999, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                                                                            OVER

Oppenheimer New Jersey Municipal                                        Proxy
for Shareholders Meeting to be held
Fund                          May 27, 1999

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please  vote,  sign and mail  your  proxy  ballot
                              (this card) in the enclosed  postage-paid envelope
                              today,  no  matter  how many  shares  you  own.  A
                              majority of the Fund's shares must be  represented
                              in person or by proxy.  Please  vote your proxy so
                              your  Fund  can  avoid  the   expense  of  another
                              mailing.

            Please detach at perforation before mailing.

1. Election of A) R. Galli    G) E. Regan      1. /   / For all nominees
   of Trustees B) L. Levy     H) R. Reynolds   listed except as marked
               C) B. Lipstein I) D. Spiro      to the contrary at left.
               D) B. MacaskillJ) P. Trigere    Instruction: To withhold
               E) E. Moynihan K) C. Yeutter    authority to vote for
               F) K. Randall                   any individual nominees,
                                               line out that nominee's
                                               name at left.
                                               /   / Withhold authority to
                                               vote for all nominees
                                               listed at left.

2. Ratification of selection / / For / / Against / / Abstain of KPMG LLP as independent auditors
    (Proposal No. 1)

3.   Approval of Changes to Certain
   Fundamental Policies of the Funds
   (Proposal No. 2)

   a. Eliminate the Fund's fundamental policy             /   /    For    /   /
Against  /    /Abstain
       on purchasing securities on margin
   b. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on selling securities short
   c. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on investing in other investment companies
   d. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on investing in securities of issuers in which officers or trustees have an interest
e. Eliminate the Fund's fundamental policy / / For / / Against / /Abstain on investing in restricted securities

4. Approval of Amendments to Certain
   Fundamental Policies of the Funds
   (Proposal No. 3)

   a. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/   /   Abstain
       on borrowing
   b. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/   /   Abstain
       on underwriting securities
   c. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/   /   Abstain
       on lending


NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                     Dated:                                   , 1999
                     --------------------------------------
                     (Month)        (Day)

                     Signature(s)
                     -------------------------------------
                     Signature(s)
                     -------------------------------------


                             Please read both sides of this ballot.


proxy\395BALLOT

Oppenheimer Florida Municipal     Proxy for Shareholders Meeting To
Fund                              Be Held May 27, 1999

Your shareholder                  Your prompt response can save your
vote is important!                Fund the expense of another mailing.
                                  Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

            Please detach at perforation before mailing.

Oppenheimer Florida Municipal     Proxy For Shareholders Meeting To
Fund                              Be Held May 27, 1999

The undersigned shareholder of Proxy solicited on behalf of the Oppenheimer Florida Municipal Fund Board of Trustees, which (the "Fund"), does hereby appoint recommends a vote FOR the election Robert Bishop, Ronald Feiman and of all nominees for Trustee and FOR Scott Farrar, and each of them, each Proposal on the reverse side. as attorneys-in fact and proxies The shares represented hereby of the undersigned, with full will be voted as indicated on the power of substitution, to attend reverse side or FOR if no choice the Meeting of Shareholders of is indicated.
the Fund to be held May 27, 1999, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                                                                            OVER

Oppenheimer Florida Municipal  Proxy for Shareholders Meeting to be held
Fund                          May 27, 1999

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please  vote,  sign and mail  your  proxy  ballot
                              (this card) in the enclosed  postage-paid envelope
                              today,  no  matter  how many  shares  you  own.  A
                              majority of the Fund's shares must be  represented
                              in person or by proxy.  Please  vote your proxy so
                              your  Fund  can  avoid  the   expense  of  another
                              mailing.

            Please detach at perforation before mailing.

1. Election of A) R. Galli    G) E. Regan      1. /   / For all nominees
   of Trustees B) L. Levy     H) R. Reynolds   listed except as marked
               C) B. Lipstein I) D. Spiro      to the contrary at left.
               D) B. MacaskillJ) P. Trigere    Instruction: To withhold
               E) E. Moynihan K) C. Yeutter    authority to vote for
               F) K. Randall                   any individual nominees,
                                               line out that nominee's
                                               name at left.
                                               /   / Withhold authority to
                                               vote for all nominees
                                               listed at left.

2. Ratification of selection / / For / / Against / / Abstain of KPMG LLP as independent auditors
    (Proposal No. 1)

3.   Approval of Changes to Certain
   Fundamental Policies of the Funds
   (Proposal No. 2)

   a. Eliminate the Fund's fundamental policy             /   /    For    /   /
Against  /    /Abstain
       on purchasing securities on margin
   b. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on selling securities short
   c. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on investing in other investment companies
   d. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on investing in securities of issuers in which officers or trustees have an interest
e. Eliminate the Fund's fundamental policy / / For / / Against / /Abstain on investing in restricted securities

4. Approval of Amendments to Certain
   Fundamental Policies of the Funds
   (Proposal No. 3)

   a. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/   /   Abstain
       on borrowing
   b. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/   /   Abstain
       on underwriting securities
   c. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/   /   Abstain
       on lending

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                     Dated:                                   , 1999
                     --------------------------------------
                     (Month)        (Day)

                     Signature(s)
                     -------------------------------------
                     Signature(s)
                     -------------------------------------

                             Please read both sides of this ballot.


proxy\795BALLOT

Oppenheimer Pennsylvania Municipal  Proxy for Shareholders Meeting To
Fund                              Be Held May 27, 1999

Your shareholder                  Your prompt response can save your
vote is important!                Fund the expense of another mailing.
                                  Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

            Please detach at perforation before mailing.

Oppenheimer Pennsylvania Municipal  Proxy For Shareholders Meeting To
Fund                              Be Held May 27, 1999

The undersigned shareholder of Proxy solicited on behalf of the Oppenheimer Pennsylvania Municipal Board of Trustees, which Fund (the "Fund"), does hereby appoint recommends a vote FOR the election Robert Bishop, Ronald Feiman and of all nominees for Trustee and FOR Scott Farrar, and each of them, each Proposal on the reverse side. as attorneys-in fact and proxies The shares represented hereby of the undersigned, with full will be voted as indicated on the power of substitution, to attend reverse side or FOR if no choice the Meeting of Shareholders of is indicated.
the Fund to be held May 27, 1999, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                                                                            OVER

Oppenheimer Pennsylvania Municipal                                      Proxy
for Shareholders Meeting to be held
Fund                          May 27, 1999

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please  vote,  sign and mail  your  proxy  ballot
                              (this card) in the enclosed  postage-paid envelope
                              today,  no  matter  how many  shares  you  own.  A
                              majority of the Fund's shares must be  represented
                              in person or by proxy.  Please  vote your proxy so
                              your  Fund  can  avoid  the   expense  of  another
                              mailing.

            Please detach at perforation before mailing.

1. Election of A) R. Galli    G) E. Regan      1. /   / For all nominees
   of Trustees B) L. Levy     H) R. Reynolds   listed except as marked
               C) B. Lipstein I) D. Spiro      to the contrary at left.
               D) B. MacaskillJ) P. Trigere    Instruction: To withhold
               E) E. Moynihan K) C. Yeutter    authority to vote for
               F) K. Randall                   any individual nominees,
                                               line out that nominee's
                                               name at left.
                                               /   / Withhold authority to
                                               vote for all nominees
                                               listed at left.

2. Ratification of selection / / For / / Against / / Abstain of KPMG LLP as independent auditors
    (Proposal No. 1)

3. Approval of Changes to Certain
   Fundamental Policies of the Funds
   (Proposal No. 2)

   a.   Eliminate  the  Fund's   fundamental   policy  /  /  For  /  /  Against
/    /Abstain
        on purchasing securities on margin
   b. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on selling securities short
   c. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on investing in other investment companies
   d. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
       on investing in securities of issuers in
       which officers or trustees have an interest
   e. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/    /Abstain
          on investing in restricted securities
   f. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/   /   Abstain
      on the types of securities it may purchase
   g. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/   /   Abstain
       on futures contracts
   h. Eliminate the Fund's fundamental policy  /   /    For    /   /    Against
/   /   Abstain
       on pledging of assets

4. Approval of Amendments to Certain
   Fundamental Policies of the Funds
   (Proposal No. 3)

   a. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/    /Abstain
       on borrowing
   b. Amend the Fund's fundamental policy      /   /    For    /   /    Against
/    /Abstain
       on underwriting securities
   c. Amend the Fund's fundamental                       /    /    For    /   /
Against  /    /Abstain
       policy on lending


NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                     Dated:                                   , 1999
                     --------------------------------------
                     (Month)        (Day)

                     Signature(s)
                     -------------------------------------
                     Signature(s)
                     -------------------------------------


                             Please read both sides of this ballot.


proxy\740BALLOT

Bridget A. Macaskill

President and
Chief Executive Officer




                                          April 20, 1999


Dear Oppenheimer Pennsylvania Municipal Fund Shareholder,

      We have scheduled a shareholder meeting on May 27, 1999 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund - a portion of which is owned by you as a shareholder - to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

o Election of Trustees. You are being asked to consider and approve the election of eleven Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of KPMG LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning August 1, 1998.


o Approval of Certain Changes to Fundamental Investment Policies. Your approval is requested to change certain of the Fund's fundamental investment policies. These proposed changes would give the Fund further investment flexibility.

o Approval of Amendments to Certain Investment Policies. Your approval is requested on certain amendments to the Fund's investment policies on borrowing, underwriting securities and lending.

      Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                          Sincerely,


                                          /s/ Bridget A. Macaskill
                                          -----------------------------
                                          Bridget A. Macaskill

Enclosures


proxy\740solic

Bridget A. Macaskill

President and
Chief Executive Officer




                                          April 20, 1999


Dear Oppenheimer New Jersey Municipal Fund Shareholder,

      We have scheduled a shareholder meeting on May 27, 1999 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund - a portion of which is owned by you as a shareholder - to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

o Election of Trustees. You are being asked to consider and approve the election of eleven Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of KPMG LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning August 1, 1998.


o Approval of Certain Changes to Fundamental Investment Policies. Your approval is requested to change certain of the Fund's fundamental investment policies. These proposed changes would give the Fund further investment flexibility.

o Approval of Amendments to Certain Investment Policies. Your approval is requested on certain amendments to the Fund's investment policies on borrowing, underwriting securities and lending.

      Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                          Sincerely,


                                          /s/ Bridget A. Macaskill
                                          -----------------------------
                                          Bridget A. Macaskill

Enclosures


proxy\740solic

Bridget A. Macaskill

President and
Chief Executive Officer




                                          April 20, 1999


Dear Oppenheimer Florida Municipal Fund Shareholder,

      We have scheduled a shareholder meeting on May 27, 1999 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund - a portion of which is owned by you as a shareholder - to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

o Election of Trustees. You are being asked to consider and approve the election of eleven Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of KPMG LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning August 1, 1998.


o Approval of Certain Changes to Fundamental Investment Policies. Your approval is requested to change certain of the Fund's fundamental investment policies. These proposed changes would give the Fund further investment flexibility.

o Approval of Amendments to Certain Investment Policies. Your approval is requested on certain amendments to the Fund's investment policies on borrowing, underwriting securities and lending.

      Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                          Sincerely,


                                          /s/ Bridget A. Macaskill
                                          -----------------------------
                                          Bridget A. Macaskill

Enclosures


proxy\740solic